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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-Q of Franklin Bancorp, Inc. ("Franklin") for the quarter ended September 30, 2003 (the "Report"), each of the undersigned, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our respective knowledge and belief, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Franklin.

November 10, 2003                                    /s/ Craig L. Johnson
        ---                                          --------------------
                                                     Craig L. Johnson
                                                     Chief Executive Officer



November 10, 2003                                    /s/ Leonard B. Carleton
        ---                                          ------------------------
                                                     Leonard B. Carleton
                                                     Chief Financial Officer



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